Exhibit 99.1


                       Trustee's Distribution Statement


To the Holders of:
STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2006-2 Structured Repackaged Asset-Backed Trust Securities
*CUSIP:      86311R301 - Variable Floating Rate Certificates


The Bank of New York, as Trustee for the STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2006-2, hereby gives notice with respect to the Scheduled Distribution Date of May 15, 2006 (the "Distribution Date") as follows:

1. The amount received from Wachovia Bank, N.A. (the "Counterparty") on the Distribution Date was $437,500.00 and was distributed to Certificateholders as interest. The above amount was calculated by applying an interest rate of 7.500% to a notional amount of $70,000,000, pursuant to the swap agreement and the applicable interest rate forward contract each dated as of March 31, 2006 between the Trustee and the Counterparty.

2. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate is set forth below:

         Principal            Interest               Total Distribution
         $  0.000000          $   0.156250           $  0.156260

3. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Underlying Securities.

5. At the close of business on April 17, 2006, the first day of the distribution period to which this statement relates (the "Beginning Date"), $70,000,000 aggregate principal amount of The Goldman Sachs Group 6.125% Notes due February 15, 2033 (the "Underlying Securities") were held for the above trust. At the close of business on the Distribution Date, $70,000,000 aggregate principal amount of the Underlying Securities were held for the above trust.

6. At the close of business on the Beginning Date, 2,800,000 Certificates representing $70,000,000 aggregate Certificate Principal Balance were outstanding. At the close of business on the Distribution Date, 2,800,000 Certificates representing $70,000,000 aggregate Certificate Principal Balance were outstanding.

7. Pursuant to the Series Supplement, dated as of March 31, 2006, between the Depositor and the Trustee, the Trustee is required to establish an account in which to deposit all funds posted to secure the obligations of the Counterparty under the Swap Agreement (the "Collateral Account"). As of the Distribution Date, $10,000,000.00 principal amount of U.S. treasury securities were held in the Collateral Account.

8. The record date for the Distribution Date was May 12, 2006 and the Interest Accrual Period for the Distribution Date was the period from and including April 15, 2006 to but excluding May 15, 2006.

9. The current rating of the Underlying Securities is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

The Bank of New York, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.